                                                                    EXHIBIT 99.3

CASE NAME:       KEVCO HOLDING, INC.                               ACCRUAL BASIS

CASE NUMBER:     401-40785-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                       TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                         APRIL 22, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                 ACCOUNTANT FOR DEBTOR
---------------------------------------             ----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                         APRIL 22, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                        Date

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 1

CASE NUMBER:     401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                     SCHEDULED             MONTH              MONTH              MONTH
ASSETS                                                AMOUNT              JAN-02             FEB-02             MAR-02
------                                              -----------         ----------         ----------         ----------
1.  Unrestricted Cash                                       232                  0                  0                  0
2.  Restricted Cash
3.  Total Cash                                              232                  0                  0                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                       0                  0                  0                  0
9.  Total Current Assets                                    232                  0                  0                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                           0                  0                  0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization               95,356,800                  0                  0                  0
15. Other (Attach List)                              14,496,631         14,496,631         14,496,631         14,496,631
16. Total Assets                                    109,853,663         14,496,631         14,496,631         14,496,631

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                          0                  0                  0
23. Total Post Petition Liabilities                                              0                  0                  0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                          75,885,064         13,509,318         13,590,741         13,680,889
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                             328,039,345        321,188,722        321,188,722        321,188,722
28. Total Pre Petition Liabilities                  403,924,409        334,698,040        334,779,463        334,869,611
29. Total Liabilities                               403,924,409        334,698,040        334,779,463        334,869,611

EQUITY

30. Pre Petition Owners' Equity                                       (294,070,746)      (294,070,746)      (294,070,746)
31. Post Petition Cumulative Profit Or (Loss)                          (88,505,859)       (88,505,859)       (88,505,859)
32. Direct Charges To Equity (FOOTNOTE)                                 62,375,196         62,293,773         62,203,625
33. Total Equity                                                      (320,201,409)      (320,282,832)      (320,372,980)
34. Total Liabilities and Equity                                        14,496,631         14,496,631         14,496,631

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                             SUPPLEMENT TO

CASE NUMBER:     401-40785-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                        SCHEDULED          MONTH            MONTH            MONTH
ASSETS                                                   AMOUNT           JAN-02           FEB-02           MAR-02
------                                                 -----------      -----------      -----------      -----------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                     0                0                0                0

A.  Goodwill: SSS                                        6,097,280
B.  Goodwill: Bowen                                     13,569,437
C.  Goodwill: BTE                                        1,657,846
D.  Goodwill: Shelter                                   74,032,237
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14       95,356,800                0                0                0

A.  Investment in Subsidiaries                          14,496,631       14,496,631       14,496,631       14,496,631
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                           14,496,631       14,496,631       14,496,631       14,496,631

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                  0                0                0

PRE PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                       199,539,345      192,688,722      192,688,722      192,688,722
B.  10 3/8% Senior Sub. Notes                          105,000,000      105,000,000      105,000,000      105,000,000
C.  Sr. Sub. Exchangeable Notes                         23,500,000       23,500,000       23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27        328,039,345      321,188,722      321,188,722      321,188,722

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 2

CASE NUMBER:     401-40785-BJH-11

INCOME STATEMENT
                                                  MONTH            MONTH            MONTH          QUARTER
REVENUES                                         JAN-02           FEB-02           MAR-02           TOTAL
--------                                       ----------       ----------       ----------       ----------
1.  Gross Revenues                                                                                         0
2.  Less: Returns & Discounts                                                                              0
3.  Net Revenue                                         0                0                0                0

COST OF GOODS SOLD

4.  Material                                                                                               0
5.  Direct Labor                                                                                           0
6.  Direct Overhead                                                                                        0
7.  Total Cost Of Goods Sold                            0                0                0                0
8.  Gross Profit                                        0                0                0                0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                         0
10. Selling & Marketing                                                                                    0
11. General & Administrative                                                                               0
12. Rent & Lease                                                                                           0
13. Other (Attach List)                                                                                    0
14. Total Operating Expenses                            0                0                0                0
15. Income Before Non-Operating
    Income & Expense                                    0                0                0                0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                     0                0                0                0
17. Non-Operating Expense (Att List)                    0                0                0                0
18. Interest Expense                                                                                       0
19. Depreciation / Depletion                                                                               0
20. Amortization                                                                                           0
21. Other (Attach List)                                 0                0                0                0
22. Net Other Income & Expenses                         0                0                0                0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                      0
24. U.S. Trustee Fees                                                                                      0
25. Other (Attach List)                                                                                    0
26. Total Reorganization Expenses                       0                0                0                0
27. Income Tax                                                                                             0
28. Net Profit (Loss)                                   0                0                0                0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:     401-40785-BJH-11

CASH RECEIPTS AND                                 MONTH            MONTH            MONTH          QUARTER
DISBURSEMENTS                                    JAN-02           FEB-02           MAR-02           TOTAL
-------------                                  ----------       ----------       ----------       ----------
1.  Cash - Beginning Of Month                           0                0                0                0

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Interco. Transfer)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts                        0                0                0                0
10. Total Receipts                                      0                0                0                0
11. Total Cash Available                                0                0                0                0

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)                                 0                0                0                0
26. Total Operating Disbursements                       0                0                0                0

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements                                 0                0                0                0
32. Net Cash Flow                                       0                0                0                0
33. Cash - End of Month                                 0                0                0                0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 4

CASE NUMBER:     401-40785-BJH-11

                                          SCHEDULED         MONTH         MONTH         MONTH
ACCOUNTS RECEIVABLE AGING                  AMOUNT          JAN-02        FEB-02        MAR-02
-------------------------                 ---------        ------        ------        ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                     0             0             0             0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                     0             0             0             0

AGING OF POST PETITION                                          MONTH:  MARCH-02
TAXES AND PAYABLES                                                      --------

                               0 - 30        31 - 60        61 - 90        91 +
TAXES PAYABLE                   DAYS           DAYS           DAYS         DAYS        TOTAL
-------------                  ------        -------        -------        ----        -----
1.  Federal                                                                                0
2.  State                                                                                  0
3.  Local                                                                                  0
4.  Other (Attach List)             0              0             0            0            0
5.  Total Taxes Payable             0              0             0            0            0
6.  Accounts Payable                                                                       0

STATUS OF POST PETITION TAXES                                    MONTH: MARCH-02
                                                                        --------

                                    BEGINNING         AMOUNT WITHHELD                         ENDING TAX
FEDERAL                          TAX LIABILITY *      AND/OR ACCRUED       (AMOUNT PAID)      LIABILITY
-------                          ---------------      ---------------      -------------      ----------
1.  Withholding **                                                                                     0
2.  FICA - Employee **                                                                                 0
3.  FICA - Employer **                                                                                 0
4.  Unemployment                                                                                       0
5.  Income                                                                                             0
6.  Other (Attach List)                        0                    0                  0               0
7.  Total Federal Taxes                        0                    0                  0               0

STATE AND LOCAL

8.  Withholding                                                                                        0
9.  Sales                                                                                              0
10. Excise                                                                                             0
11. Unemployment                                                                                       0
12. Real Property                                                                                      0
13. Personal Property                                                                                  0
14. Other (Attach List)                                                                                0
15. Total State And Local                      0                    0                  0               0
16. Total Taxes                                0                    0                  0               0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 5

CASE NUMBER:     401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                 MONTH: MARCH-02
                                                                        --------

BANK RECONCILIATIONS                           Account # 1        Account # 2
--------------------                           -----------        -----------
A.  BANK:                                                                            Other Accounts
B.  ACCOUNT NUMBER:                                                                   (Attach List)        TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                                 0
2.  Add: Total Deposits Not Credited                                                                           0
3.  Subtract: Outstanding Checks                                                                               0
4.  Other Reconciling Items                                                                                    0
5.  Month End Balance Per Books                                                                                0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                               DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER                 OF PURCHASE        INSTRUMENT        PURCHASE PRICE        CURRENT VALUE
---------------------------                 -----------        ----------        --------------        -------------
7.
8.
9.
10. (Attach List)
11. Total Investments                                                                         0                    0

CASH

12. Currency On Hand                                                                                               0
13. Total Cash - End of Month                                                                                      0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:     401-40785-BJH-11

                                                                 MONTH: MARCH-02
                                                                        --------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                TYPE OF          AMOUNT          TOTAL PAID
                   NAME                         PAYMENT           PAID            TO DATE
                   ----                         -------          ------          ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                        0                   0

                                 PROFESSIONALS

                                                 DATE OF
                                               COURT ORDER                                                    TOTAL
                                               AUTHORIZING         AMOUNT       AMOUNT      TOTAL PAID       INCURRED
                   NAME                          PAYMENT          APPROVED       PAID        TO DATE        & UNPAID *
                   ----                        -----------        --------      ------      ----------      ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                                      0           0               0               0

     * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                 SCHEDULED       AMOUNTS          TOTAL
                                  MONTHLY         PAID           UNPAID
                                 PAYMENTS        DURING           POST
   NAME OF CREDITOR                DUE            MONTH         PETITION
   ----------------              --------        -------       ----------
1.  Bank of America                                    0       13,680,889
2.
3.
4.
5.  (Attach List)
6.  TOTAL                               0              0       13,680,889

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 7

CASE NUMBER:     401-40785-BJH-11

                                                                 MONTH: MARCH-02
                                                                        --------

QUESTIONNAIRE

                                                                                                               YES      NO
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?               X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                           X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                             X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                      X

5.  Have any Post Petition Loans been received by the debtor from any party?                                            X

6.  Are any Post Petition Payroll Taxes past due?                                                                       X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                       X

8.  Are any Post Petition Real Estate Taxes past due?                                                                   X

9.  Are any other Post Petition Taxes past due?                                                                         X

10. Are any amounts owed to Post Petition creditors delinquent?                                                         X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                  X

12. Are any wage payments past due?                                                                                     X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                               YES      NO
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?             X

2.  Are all premium payments paid current?                                                                      X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                    CARRIER                 PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
 --------------                    -------                 --------------              --------------------------
General Liability          Aon Risk Services               3/1/02-9/1/02                  Semi-Annual $98,598

D&O Liability              Great American Insurance        11/1/2001-10/31/2004              Annual $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40785-BJH-11                           ACCRUAL BASIS

                                                            MONTH:      MARCH-02
                                                                   -------------

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER        FOOTNOTE / EXPLANATION
-------        -----------        ----------------------
  1                24             The direct charges to equity are due to the
  1                32             secured debt reductions pursuant to sales of
                                  Kevco Manufacturing, L.P.'s operating
                                  divisions, the asset sale of the South Region
                                  of Kevco Distribution, as well as direct cash
                                  payments. The secured debt owed to Bank of
                                  America by Kevco, Inc. (Case No.
                                  401-40783-BJH-11) has been guaranteed by all
                                  of its co-debtors (See Footnote 1,27A);
                                  therefore, the secured debt is reflected as a
                                  liability on all of the Kevco entities. The
                                  charge to equity is simply an adjustment to
                                  the balance sheet.

  1                27A            Intercompany payables are to co-debtors Kevco
                                  Management Co. (Case No. 401-40788-BJH-11),
                                  Kevco Distribution, LP (Case No.
                                  401-40789-BJH-11), Kevco Manufacturing, LP
                                  (Case No. 401-40784-BJH-11), DCM Delaware,
                                  Inc. (Case No. 401-40787-BJH-11), Kevco, Inc.
                                  (Case No. 401-40783-BJH-11), Kevco GP, Inc.
                                  (Case No. 401-40786-BJH-11), and Kevco
                                  Components, Inc. (Case No. 401-40790-BJH-11).